UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 10, 2006

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SFBC INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-16119	59-2407464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

504 Carnegie Center

Princeton, NJ 08540-6242

(609) 951-6800

(Address and telephone number
of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments

On February 10, 2006, SFBC International, Inc. adopted a Fifth Amendment to its Bylaws combining the positions of Chief Executive Officer and President and creating a new position of President of Early Clinical Development and Laboratory Services. On the same date, the Board of Directors approved Amended and Restated Bylaws consolidating all the amendments.

Item 9.01

Financial Statements and Exhibits

The following exhibits are filed as part of this Report:

3.1

Fifth Amendment to Bylaws

3.2

Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFBC INTERNATIONAL, INC.
By:	/s/ David Natan
Chief Financial Officer

Date:   February 16, 2006

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